CONVERSION AGREEMENT


      Eben Loewenthal hereby agrees to convert the full principal amount of a Thirty Three Thousand Dollar ($33,000) note payable dated June 24, 2002, and all accrued interest thereon, to 826,033 shares of Unico, Incorporated's common stock at the conversion price which is equal to eighty percent (80.0%) of the closing bid price of Unico, Incorporated common stock as of the date of this Agreement. Unico agrees to cause its transfer agent to issue the correct number of shares of Unico, Incorporated's common stock specified above to Eben Loewenthal. The parties agree that the shares are being issued pursuant to exemptions from federal and state securities registration, and that the certificate representing the shares shall bear a standard restrictive legend.


Dated: June 25, 2004

                                    UNICO, INCORPORATED


                                       /s/ Ray C. Brown
                                    By________________________________
                                      Ray C. Brown, CEO


                                    EBEN LOEWENTHAL


                                    /s/ Eben Loewenthal
                                    __________________________________
                                    Eben Loewenthal